SUPPLEMENT DATED MAY 18, 2001

TO PROSPECTUS
DATED MAY 1, 2001
For
FLEXIBLE PREMIUM VARIABLE
LIFE INSURANCE POLICIES
issued by
EQUITRUST LIFE INSURANCE COMPANY
EQUITRUST LIFE VARIABLE ACCOUNT II

The accompanying flexible premium variable life insurance policy prospectus describes a Death Benefit Guarantee Rider made available by EquiTrust Life Insurance Company ("ETLIC"). In the State of Illinois only, this Rider is known as the Death Benefit Protection Rider.